PROMISSORY NOTE

FOR VALUE RECEIVED, on this 22th day of October, 2007, the undersigned Mr. Howard Kaplan with an address of (hereinafter referred to as the “Borrower”), promises to pay to the order of Future Now, Inc. (together with any subsequent holders of this Note, the “Lender”), at its office at 2401 East 23rd St, Brooklyn, NY 11231, or at such other place as the Lender may from time to time designate in writing, the principal sum of:

Twenty-Five Thousand Dollars

This Note is non-interest bearing and Borrower is solely responsible for all associated taxes relative to this non interest bearing feature.

If not sooner paid, all outstanding principal shall be paid to the Lender on the earlier of (a) date of termination from employment of the Borrower, or (b) two years from the date of the Note. The Note may be prepaid, in whole or from time to time, in part, at anytime, without premium or penalty. All payments hereunder shall be payable in lawful money of the United States which shall be legal tender for the public and private debts at the time of payment.

It is expressly agreed that the occurrence of any one of the following shall constitute an “Event of Default” hereunder: (a) failure to pay upon termination of employment (b) failure to pay Note on expiration. If any such Event of Default hereunder shall occur, the Lender may, as its option, declare to be immediately due and payable the then outstanding principal balance under this Note, and all other amounts payable to the Lender hereunder, shall become and be due payable immediately. The failure of the Lender to exercise said option to accelerate shall not constitute a waiver of the right to exercise the same at any other time.

The Borrower will pay on demand all costs and expenses, including reasonable attorneys’ fees, incurred or paid by the Lender in enforcing or collecting any of the obligations of the Borrower hereunder. The Borrower agrees that all such costs and expenses and all other expenditures by the Lender on account hereof, other than advances of principal, which are not reimbursed by the Borrower immediately upon demand, all amounts due under this Note after maturity, and any amounts due hereunder if an Event of Default shall occur hereunder, shall bear interest at a fluctuating per annum rate equal to the sum of the Prime Rate from time to time in effect plus three percent, but in no event more than the maximum rate of interest then permitted by law (the “Default Rate”), until such expenditures are repaid or this Note and such amounts as are due are paid to the Lender.

This Note is secured by the Borrower’s stock options in Future Now, Inc. (as from time to time amended and in effect, the “Security”). No sale, transfer or assignment of said stock options can be made without the express written consent of the CEO of Future Now, Inc.

All notices required or permitted to be given hereunder shall be in writing and shall be effective when mailed, postage prepaid, by registered or certified mail, addressed in the case of the Borrower and the Lender to them at the address set forth above, or to such other address as either the Borrower or Lender may from time to time specify by like notice.

All of the provisions of this Note shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. If there is more than the undersigned Borrower, the obligations of each Borrower shall be joint and several. This Note shall be governed by and construed in accordance with the laws of the State of New York.

The Borrower hereby consents to any extension of time to payment hereof, release of all or any part of the Security for the payment hereof, or release of any party liable for this obligation, and waives presentment for payment, demand, protest and notice of dishonor. Any such extension or release may be made without notice to the Borrower and without discharging its liability.

IN WITNESS WHEREOF, the Borrower has executed and delivered this Note, on the day and year first above written

FUTURE NOW, INC

Witness	By:	Jeffrey Eisenberg Title: CEO

Witness		Howard Kaplan, Individually